UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-1

Strategy Shares

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Strategy Shares

36 North New York Avenue

Huntington, NY 11743

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that on July 1, 2025, Day Hagan Smart Sector ETF, Day Hagan Smart Sector Fixed Income ETF, Day Hagan Smart Sector International ETF, and Day Hagan Smart Buffer ETF (each, a “Fund,” and collectively, the “Funds”), each a series of Strategy Shares (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at the offices of MFund Services LLC, 36 North New York Avenue, 3rd Floor, Huntington, New York 11743 and will begin at 2:00 p.m., Eastern time.

The Special Meeting is being held to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business that may properly come before the Special Meeting or any adjournment or postponement thereof:

Proposal	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Ashton Thomas Private Wealth, LLC d.b.a. Day Hagan Asset Management.

The Board of Trustees of the Trust (the “Board”) has unanimously approved, and recommends that you vote “FOR” the approval of the investment advisory agreement referenced in the Proposal.

The Proposal is discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business is not present at the Special Meeting, the Chairperson of the Special Meeting may adjourn the Special Meeting to a designated time and place, within a reasonable time after the date set for the original Special Meeting, to permit further solicitation of proxies, in accordance with applicable law and the Agreement and Declaration of Trust and By-Laws of the Trust, each as amended to date.

Shareholders of record of each Fund at the close of business on May 19, 2025, are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof. Each shareholder is invited to attend the Special Meeting by following the instructions included on your proxy card(s). Even if you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. If you attend the Special Meeting and wish to vote at the Special Meeting, you will be able to do so and your vote at the Special Meeting will revoke any proxy you may have submitted. However, merely attending the Special Meeting will not revoke a previous proxy. If you have any questions about the foregoing information, you may call 1-800-714-3311.

Your vote is important to us. Thank you for taking the time to consider the Proposal.

By Order of the Board

/s/ Michael Schoonover

President and Principal Executive Officer of the Trust

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2025

The proxy statement is available at: vote.proxyonline.com

PROXY STATEMENT

For

Strategy Shares

36 North New York Avenue

33rd Floor

Huntington, NY 11743

Dated May 23, 2025

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 1, 2025

INFORMATION ABOUT THE SPECIAL MEETING AND VOTE

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Strategy Shares (the “Trust”) to be voted at a special meeting of shareholders of the Trust to be held at the offices of MFund Services LLC, 36 North New York Avenue, 3rd Floor, Huntington, New York 11743 on July 1, 2025 at 2:00 p.m., Eastern time (the “Special Meeting”).

This Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Special Meeting of Shareholders and below. If there is anything you do not understand, you may call 1-800- 714-3311 for assistance. This Proxy Statement, the Notice of Special Meeting of Shareholders, and related proxy card(s) were first mailed to applicable shareholders of the Trust beginning on or about May 30, 2025.

Why is the Special Meeting being held?

Donald L. Hagan LLC d.b.a. Day Hagan Asset Management (“Day Hagan”) is an investment adviser to each of Day Hagan Smart Sector ETF (“SSUS”), Day Hagan Smart Sector Fixed Income ETF (“SSFI”), Day Hagan Smart Sector International ETF (“SSXU”), and Day Hagan Smart Buffer ETF (“DHSB”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust. On April 30, 2025, Day Hagan entered into a definitive agreement with Ashton Thomas Private Wealth, LLC (“Ashton Thomas”), pursuant to which Ashton Thomas will acquire substantially all assets, properties, and rights related to the business of Day Hagan, as specified therein (the “Transaction”). In connection with the Transaction, certain personnel of Day Hagan will become personnel of Ashton Thomas, and the current investment team will continue to manage the Funds. The closing of the Transaction will be deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the current investment advisory agreement between the Trust, on behalf of the Funds, and Day Hagan (the “Existing Advisory Agreement”), which would result in the automatic termination of the Existing Advisory Agreement. The closing of the Transaction is subject to customary closing conditions, including approval of the investment advisory agreement between the Trust, on behalf of each Fund, and Ashton Thomas (the “New Advisory Agreement”) by shareholders of each Fund.

At a meeting of the Board held on March 25, 2025, the Board, each of whom are not “interested persons” with respect to the Funds, Day Hagan or Ashton Thomas (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved the New Advisory Agreement. Under the 1940 Act, the approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. If a Fund’s shareholders approve the New Advisory Agreement, Ashton Thomas will serve as the Fund’s new investment adviser upon the closing of the Transaction.

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What will I be voting on at the Special Meeting?

At the Special Meeting, you will be asked to approve the New Advisory Agreement.

The following summarizes the proposal on which shareholders are being asked to vote (the “Proposal”):

Proposal	Shareholders of Funds Eligible to Vote	Description of Proposal
	SSUS, SSFI, SSXU, and DHSB	Approval of New Advisory Agreement

The Proposal is discussed in more detail below.

Is the New Advisory Agreement similar to the Existing Advisory Agreement?

The terms of the New Advisory Agreement are materially the same as those of the Existing Advisory Agreement. The management fees payable by the Funds to Ashton Thomas will be the same under the New Advisory Agreement as they were to Day Hagan under the Existing Advisory Agreement.

Who is entitled to vote at the Special Meeting?

Only shareholders of record as of the close of business on May 19, 2025 (the “Record Date”), are entitled to notice of, to attend and to vote at the Special Meeting and any postponements or adjournments thereof.

How many votes do I have?

Each share has one vote on the Proposal on which it is entitled to vote at the Special Meeting or any postponement or adjournment thereof, and a proportional vote for each fractional share. The voting and quorum requirements for the Proposal are described below.

How may I vote?

You may vote either by attending the Special Meeting or by authorizing a proxy by telephone, on the Internet or by mail in accordance with the instructions provided below.

We urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. If you wish to vote at the Special Meeting, however, and you hold your shares through an intermediary, such as a bank, broker-dealer or other third-party intermediary (i.e., in “street” name), then you must submit proof of your proxy power (“legal proxy”) from your bank, broker-dealer or other third-party intermediary indicating that you are the beneficial owner of the shares in the Fund(s), on the Record Date, and authorizing you to vote along with your name and email address to EQ Fund Solutions in accordance with the directions below. The letter must also state whether, before the Special Meeting, you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than June 27, 2025, Eastern time, on the business day prior to the Special Meeting. You will receive a confirmation of your registration and your individual control number by email after EQ Fund Solutions receives your registration information.

Shares represented by valid proxies will be voted at the Special Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the Proposal described in this Proxy Statement.

The Trust does not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Special Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card(s) shall vote proxies in accordance with their best judgment.

TO ASSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID

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ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

The quorum and voting requirements are discussed in more detail below.

How can I change my vote or revoke a proxy?

Any shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Special Meeting if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting at that time on the matter.

The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Special Meeting and vote your shares or revoke a previous proxy at the Special Meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Special Meeting.

When will the final voting results be announced?

Voting results will be announced at the conclusion of the Special Meeting.

Will the Funds incur expenses in connection with the Special Meeting or the Proposal?

No. Neither the Funds nor their shareholders will bear any costs associated with the Proposal. Ashton Thomas and Day Hagan will bear such costs.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

It is the policy of the Funds to mail only one copy of the prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in the Fund(s) covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Strategy Shares, c/o MFund Services LLC, 36 North New York Avenue, Huntington, New York 11743 or calling us at: 1-800-594-7930.

How does the Board recommend voting on the Proposal?

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” the Proposal to be considered and voted on at the Special Meeting.

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Whom should I call for additional information about this Proxy Statement?

For any proxy related questions, please contact EQ Fund Solutions, the Funds’ proxy solicitor, at 1-800-714-3311, Monday - Friday, between 9:00 a.m. and 10:00 p.m., Eastern time.

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PROPOSAL

APPROVAL OF NEW ADVISORY AGREEMENT

Background

Day Hagan currently serves as each Fund’s investment adviser pursuant to the Existing Advisory Agreement.

On April 30, 2025, Day Hagan entered into a definitive agreement with Ashton Thomas, pursuant to which Ashton Thomas will acquire substantially all assets, properties, and rights related to the business of Day Hagan, as specified therein. In connection with the Transaction, certain personnel of Day Hagan will become personnel of Ashton Thomas, and the current investment team will continue to manage the Funds. The closing of the Transaction will be deemed to constitute an “assignment” under the 1940 Act of the Existing Advisory Agreement. Under the terms of the Existing Advisory Agreement, and as required by the 1940 Act, an “assignment” results in its automatic termination. As a result, the closing of the Transaction will cause the termination of the Existing Advisory Agreement.

To provide for a continuous investment program for the Funds upon the Transaction, at a meeting held on March 25, 2025, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement.

The Funds are seeking approval of the New Advisory Agreement between the Trust, on behalf of each of the Funds, and Ashton Thomas, which, if approved by each Fund’s shareholders, will replace the Existing Advisory Agreement. The terms of the New Advisory Agreement are materially the same as those of the Existing Advisory Agreement. The management fees payable by the Funds will be the same under the New Advisory Agreement as they were under the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Appendix A.

The 1940 Act requires that a new investment advisory agreement be approved by both a majority of trustees who are not parties to such contract or agreement or “interested persons” of any such party and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The Board is currently composed of three Independent Trustees. The Board has approved the New Advisory Agreement and believes it to be in the best interest of each Fund and their shareholders. If the New Advisory Agreement is approved by a majority of each Fund’s outstanding voting securities (as defined under the 1940 Act) at the Special Meeting, the New Advisory Agreement will become effective on the later of that date and the closing of the Transaction.

The shareholders of each Fund are being asked at the Special Meeting to approve the New Advisory Agreement between the Trust, on behalf of such Fund, and Ashton Thomas for an initial two-year term. If the Trust enters into the New Advisory Agreement, the Existing Advisory Agreement with Day Hagan will be terminated at such time.

The Board believes that the approval of the New Advisory Agreement is in the best interest of the Funds and that shareholders of the Funds will benefit based on the considerations discussed below.

Additional Information About the Existing Advisory Agreement

The Existing Advisory Agreement is dated January 9, 2020, and was most recently approved by the Board for an additional one-year period for SSUS, SSFI and SSXU on December 4, 2024. The Existing Advisory Agreement was also approved for DHSB for an initial two-year term on February 7, 2025. Under the Existing Advisory Agreement, SSUS, SSFI and SSXU each pays Day Hagan an investment advisory fee at an annualized rate of 0.68%, and DHSB pays Day Hagan an investment advisory fee at an annualized rate of 0.65%, which for each Fund is calculated daily and paid monthly, based on its average daily net assets. Day Hagan bears all of its own costs associated with providing these advisory services. In addition, the investment advisory fee for each Fund is structured as a “unified fee.” Accordingly, Day Hagan pays all routine expenses of each Fund, except for the management fee; payments under any Rule 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs, each of which is paid by the Fund).

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For the fiscal years ended April 30, 2023 and 2024, the Funds (except DHSB) paid Day Hagan the following investment advisory fees:

	Fiscal Year Ended April 30, 2024	Fiscal Year Ended April 30, 2023
Day Hagan Smart Sector ETF	$3,854,816	$3,077,462
Day Hagan Smart Sector Fixed Income ETF	$274,009	$1,049,873
Day Hagan Smart Sector International ETF	$219,534	$87,208*

* For the period July 1, 2022 (commencement of operations) to April 30, 2023.

DHSB commenced operations on February 14, 2025 and therefore did pay any investment advisory fees as of the most recent fiscal year. Other than the investment advisory fees noted above, the Funds did not make any material payments to Day Hagan or any affiliated person of Day Hagan during the fiscal year ended April 30, 2024.

Additional Information about Day Hagan Asset Management and Ashton Thomas Private Wealth, LLC

Day Hagan is a Florida limited liability company located at 1000 South Tamiami Trail, Sarasota, FL 34236. Day Hagan is controlled by Donald L. Hagan and Arthur S. Day. After the closing of the Transaction, certain personnel of Day Hagan will become personnel of Ashton Thomas. Day Hagan is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The following table sets forth the principal executive officers and members of Day Hagan and their principal occupations. The business address of each such person is 1000 South Tamiami Trail, Sarasota, FL 34236.

Name	Position with Day Hagan	Position with Trust
Arthur S. Day	Partner, Co-founder, and Senior Portfolio Manager	Portfolio Manager

Donald L. Hagan	Partner, Co-founder, and Chief Investment Strategist	Lead Portfolio Manager

Linda Brown	Partner, Co-founder, and Director of Operations	None

P. Arthur Huprich	Chief Market Technician	None

Regan S. Teague	Portfolio Manager and Lead Trader	Portfolio Manager

Ashton Thomas is an Arizona limited liability company located at 8605 E Raintree Drive, Suite 280, Scottsdale, AZ 85260. Ashton Thomas is indirectly controlled by Arax Investment Partners, LLC. The principal business activities of Arax Investment Partners, LLC and its subsidiaries (which includes Ashton Thomas and its affiliates) involve the operation of wealth and asset management businesses throughout the United States. Ashton Thomas is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The following table sets forth the principal executive officers and members Ashton Thomas and their principal occupations, as well as the Day Hagan personnel that will become personnel of Ashton Thomas after the close of the transaction and their prospective roles. The business address of each such person is or will be 8605 E Raintree Drive, Suite 280, Scottsdale, AZ 85260.

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Name	Position with Ashton Thomas	Position with Trust
G. Haig Ariyan	Chairman	None

Claudiu Barbos	Senior Director, Head Trader and Portfolio Manager	None

Erica Bloudek	Chief Operations Officer	None

Aaron Brodt	Chief Executive Officer	None

Linda Brown	Compliance, Operations	None

Arthur S. Day	Portfolio Management, Sales	Portfolio Manager

Drinan Gorney	Chief Administrative Officer and General Counsel	None

Donald L. Hagan	Chief Investment Officer, Portfolio Management	Portfolio Manager

Kevin Kading	Senior Director, Head of Finance	None

Cynthia Schlanger	Chief Compliance Officer	None

Regan S. Teague	Chief Investment Officer, Portfolio Management	Portfolio Manager

Affiliated Brokerage Commissions

During the fiscal year ended April 30, 2024, none of the Funds paid any commissions to an affiliated broker.

Section 15(f) of the 1940 Act

Day Hagan and Ashton Thomas have acknowledged and agreed that the Transaction is intended to qualify for the treatment described in Section 15(f) of the 1940 Act. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied.

The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board will meet this test assuming approval of the Proposal. The Board is composed of three trustees (the “Trustees”); all three Trustees are Independent Trustees with respect to the Funds, Day Hagan and Ashton Thomas. The Trustees do not have any direct or indirect material interest in any material transactions since the beginning of the most recently completed fiscal year of each Fund, nor do the Trustees have any direct or indirect material interest in any material proposed transactions since the beginning of the most recently completed fiscal year of each Fund, to which Day Hagan, Ashton Thomas or any subsidiary thereof, was or is to be a party. In addition, none of the officers of the trust are employees of Day Hagan, Ashton Thomas or their affiliates. No Trustee owns any securities or has any other material direct or indirect interest in Day Hagan, Ashton Thomas or any other person controlling, controlled by or under common control with Day Hagan or Ashton Thomas currently or upon closing of the Transaction.

Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission or its staff) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-

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year period after the transaction, whereby the investment adviser (or predecessor or successor investment adviser), or any “interested person” (as defined in the 1940 Act) of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Day Hagan and Ashton Thomas have each represented that they do not have any express or implied understanding or arrangement that would reasonably be expected to impose an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund for purposes of Section 15(f) of the 1940 Act as a result of the Transaction. Day Hagan and Ashton Thomas have acknowledged and agreed that the Transaction is intended to qualify for the treatment described in Section 15(f) of the 1940 Act.

Board Considerations

In connection with the Transaction, the Board, including the Independent Trustees, reviewed the materials furnished by Day Hagan at meetings held on December 4, 2024 (the “December 4, 2024 Meeting”) and February 7, 2025 (the “February 2025 Meeting”). At the December 2024 Meeting, the Board approved the renewal of the Existing Advisory Agreement for SSUS, SSFI and SSXU. At the February 2025 Meeting, the Board also approved the Existing Advisory Agreement with respect to DHSB.

In addition to the information provided at the December 2024 Meeting and the February 2025 Meeting, at a meeting held on March 25, 2025, the Board, including the Independent Trustees, reviewed materials furnished by Ashton Thomas and considered the following factors, among others, in connection with its approval of the New Advisory Agreement, as it pertained to each Fund: (1) the nature, extent, and quality of the services to be provided by Ashton Thomas and currently provided by Day Hagan; (2) the investment performance of each Fund; (3) a comparison of fees and expenses of each Fund to its respective peer group (“Peer Group”) and Morningstar category; (4) the profitability to Day Hagan of managing each Fund; (5) the extent to which economies of scale might be realized as each Fund grows; and (6) any ancillary benefits to be derived by Ashton Thomas, and currently derived by Day Hagan, from their prospective and current relationship with the Funds, respectively. The Board also considered the materials that they had received at past meetings, relating to the nature, extent and quality of Day Hagan’s services, including information concerning each Fund’s advisory fee, total expense ratio and performance.

With respect to the Transaction, the Board considered information about the structure and material terms and conditions of the Transaction, including whether there would be any material changes to the resources, operations, staffing or other functions related to operation or administration of the Funds. The Board also considered Ashton Thomas’s business approach, regulatory and compliance record, and plans with respect to the Funds immediately after the Transaction. Further, the Board considered commitments from Day Hagan and Ashton Thomas that: (i) the Funds would not bear any expenses in connection with obtaining shareholder approval of the New Advisory Agreement; (ii) neither Day Hagan nor Ashton Thomas will take any steps that would impose any “unfair burden” (as that term is used in Section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction; (iii)  Day Hagan’s personnel primarily responsible for management of the Funds will continue to have such responsibilities as personnel of Ashton Thomas after the close of the Transaction; and (iv) no changes to the Funds’ investment objectives, strategies, or policies are planned in connection with the Transaction.

Prior to approving the New Advisory Agreement, the Independent Trustees met in executive session with counsel to the Independent Trustees without the presence of representatives of Ashton Thomas or Day Hagan. The Independent Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to their consideration of the New Advisory Agreement for each Fund. The Independent Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.

Nature, Extent, and Quality of Services. With respect to the nature, extent and quality of the services provided, the Board considered the Ashton Thomas’ portfolio management and other personnel, compliance functions, and financial condition. The Board noted that the same portfolio management teams currently providing services to the Funds would continue to provide services to the Funds under the New Advisory Agreement as members of Ashton Thomas. Further, the Board evaluated the integrity of Ashton Thomas’ current and anticipated personnel and the ability of such personnel to manage each Fund’s investments in accordance with the Fund’s stated investment

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objective and policies after the Transaction. The Board further considered whether the Funds may benefit from the infrastructure and resources to be provided by Ashton Thomas after the Transaction.

Performance. The Board compared each Fund’s performance for various periods ended December 31, 2024, to its benchmark, Peer Group, and Morningstar category.

Day Hagan Smart Sector ETF underperformed its benchmark, the S&P 500 Index, and the Morningstar Large Blend category for the one- and three-year, and since-inception (January 17, 2020) periods. The Fund outperformed its Peer Group for the since inception period, and underperformed for the one- and three-year periods.

Day Hagan Smart Sector Fixed Income ETF underperformed its benchmark, the Bloomberg US Aggregate Bond Index, its Peer Group, and the Morningstar Nontraditional Fixed Income category for the one- and three-year and since-inception (September 27, 2021) periods.

Day Hagan Smart Sector International ETF outperformed its benchmark, the MSCI ACWI ex USA Index, for the one-year and since-inception (June 27, 2022) periods, outperformed its Peer Group and the Morningstar Foreign Large Blend category for the since inception period, and underperformed the Peer Group and Morningstar category for the one-year period.

The Board noted that the principal investment strategy of the Day Hagan Smart Buffer ETF was similar to that used to manage a composite of separately managed accounts that outperformed the Bloomberg U.S. Aggregate Bond Index for the one-, three-, five- and ten-year periods ended December 31, 2024 and underperformed the Fund’s Peer Group and Morningstar US Derivative Income category averages for the same periods.

The Board noted that the investment objectives and principal investment strategies of the Funds would remain the same after the Transaction. The Board also considered that investment team’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

Comparative Fees and Expenses. The Board considered that there would be no changes to the advisory fees under the New Advisory Agreement. The Board also considered information comparing each Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of each Fund’s respective Peer Group and Morningstar category.

Day Hagan Smart Sector ETF’s unitary management fee was higher than the median and average advisory fees and expense ratios of the Peer Group and Morningstar Large Blend category, but within the ranges of both, even when factoring in acquired fund fees and expenses. The fees and expenses were considered higher due to the research and investment analysis associated with the investment model and acquired fund fees and expenses.

Day Hagan Smart Sector Fixed Income ETF’s unitary management fee was higher than the median advisory fees of its Peer Group but equal to the median of its Morningstar Nontraditional Fixed Income category, higher than the average advisory fees of the Peer Group and Morningstar category, but within the ranges of both. The Fund’s unitary management fee was also lower than the median and average expense rations of the Peer Group and Morningstar category. When factoring in acquired fund fees and expenses, the Fund’s expense ratio was lower than the median but equal to the average expense ratio of the Peer Group, higher than the median but lower than the average expense ratio of the Morningstar category, but within the ranges of both. The fees and expenses were considered higher due to the research and investment analysis associated with the investment model and acquired fund fees and expenses.

Day Hagan Smart Sector International ETF’s unitary management fee was higher than the median and average advisory fees and expense ratios of its Peer Group and Morningstar Foreign Large Blend category, but within the ranges of both. When factoring in acquired fund fees and expenses, the Fund’s expense ratio was higher than the median and average expense ratio of the Peer Group and Morningstar category, although the highest for the Peer Group and within the range of the Morningstar category. The fees and expenses were considered higher due to the research and investment analysis associated with the investment model and acquired fund fees and expenses.

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Day Hagan Smart Buffer ETF’s unitary management fee was lower than the median advisory fees of its Peer Group and Morningstar US Derivative Income category, higher than the average advisory fees of the Peer Group but lower than the average advisory fees for the Morningstar category, and lower than the net expenses of both the Peer Group and Morningstar category.

The Board noted that SSUS, SSFI and SSXU’s unitary advisory fee was 0.68% of its average daily net assets, and DHSB’s unitary advisory fee was 0.65% of its average daily net assets. The Board also considered that Ashton Thomas does not expect changes to the fees charged to the Funds after the Transaction.

Economies of Scale. The Board considered information provided by Ashton Thomas pertaining to economies of scale. The Board also considered whether economies of scale would be realized with the Funds being part of a larger organization, which could increase Ashton Thomas’ profitability compared to that of Day Hagan. Notwithstanding the potential for Ashton Thomas to realize superior profitability than Day Hagan after the Transaction, the Board noted that each Fund would continue to benefit from the unified fee structure, which provides a level of certainty in expenses for each Fund.

Cost and Profitability. The Board also reviewed the estimated compensation and benefits to be received by Ashton Thomas from its potential relationship with the Funds. In this regard, the Board took into consideration that the advisory fee for each Fund was, and will continue to be after the Transaction, structured as a “unified fee,” pursuant to which Ashton Thomas will, as Day Hagan has to date, pay all routine expenses of each Fund, except for the management fee; payments under any Rule 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs, each of which is paid by the Fund), and considered the benefits that accrue to each Fund as a result of this fee structure. The Board noted that Ashton Thomas will therefore be contractually responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fees and resources.

Ancillary Benefits. The Board then considered the extent to which Ashton Thomas might derive ancillary (or fall-out) benefits as a result of its relationships with the Funds. For example, the Board noted that Ashton Thomas may engage in soft dollar transactions in the future, although it currently does not plan to do so. The Board also noted that Ashton Thomas may obtain a reputational benefit from the success of the Funds.

Conclusion. Based on their review of the facts and circumstances related to the New Advisory Agreement, the Board, including the Independent Trustees, concluded that each Fund and its shareholders could benefit from Ashton Thomas’ management under the New Advisory Agreement. Thus, the Board determined that the approval of the New Advisory Agreement with respect to each Fund was appropriate and in the best interest of each Fund and its shareholders. In its deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements for each Fund, as outlined in the New Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement on behalf of each Fund.

Required Vote

To become effective with regard to a Fund, the New Advisory Agreement must be approved by the affirmative vote of the holders of a majority of the outstanding voting securities shares of the Fund. The 1940 Act defines “a majority of outstanding voting securities” of a Fund as: (a) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. The approval of the New Advisory Agreement by one Fund is not contingent on the approval of the New Advisory Agreement by any other Fund. If the shareholders of a Fund do not approve the New Advisory Agreement but Day Hagan and Ashton Thomas proceed to closing the Transaction, the closing may be deemed to result in the termination of the Existing

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Advisory Agreement of the Funds that have not approved the New Advisory Agreement. In such case, the Board will determine what action to take in the best interests of the shareholders of the relevant Funds, including termination of such Funds.

Recommendation of the Board

The Board, including the Independent Trustees, unanimously recommends that the applicable shareholders of the Trust vote “FOR” the New Advisory Agreement.

OTHER INFORMATION

Other Business

The Board does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Submission of Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and the Trust currently does not intend to hold such shareholder meetings in any year unless certain specified shareholder actions are required to be taken under the Trust’s charter documents or in accordance with the 1940 Act.

Although the Trust has not adopted a specific process regarding shareholder proposals, any shareholder desiring to submit a proposal to be presented at any meeting of shareholders of the Trust hereafter called may submit such proposal to the CCO of the Trust at the Trust’s principal offices, to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. However, the timely submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement or presented at a shareholder meeting; whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law.

Shareholder Communications

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to the Trust’s office. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any Trustee, nominee or affiliated person of such Trustee or nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee, nominee or executive officer of the Funds within the past ten years.

INFORMATION ABOUT THE SPECIAL MEETING

Record Date

Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Special Meeting. Applicable shareholders of the Trust on the Record Date will be entitled to one vote for each whole share and a proportionate fractional vote for each fractional share that they own. The number of shares that you may

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vote is the total of the number shown on the proxy card accompanying this Proxy Statement. As of the Record Date, the following number of shares were issued and outstanding for each Fund:

Fund	Number of Shares Outstanding
Day Hagan Smart Sector ETF	12,725,000.0000
Day Hagan Smart Sector Fixed Income ETF	1,725,000.0000
Day Hagan Smart Sector International ETF	1,275,000.0000
Day Hagan Smart Buffer ETF	1,375,000.0000

Revocation of Proxies

Any shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Special Meeting if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting at that time on the matter.

The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Special Meeting and vote your shares or revoke a previous proxy at the Special Meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Special Meeting.

Quorum and Adjournment

With respect to each Fund, the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Fund entitled to vote, as of the Record Date, and present virtually or by proxy at the Special Meeting shall constitute a quorum. In the event that the necessary quorum to transact business for a particular Fund is not present at the Special Meeting, the Chairperson of the Special Meeting may adjourn the Special Meeting to a designated time and place, within a reasonable time after the date set for the original Special Meeting, to permit further solicitation of proxies, in accordance with applicable law and the Agreement and Declaration of Trust and By-Laws of the Trust, each as amended to date. Even if a quorum is present at the Special Meeting, the Special Meeting may be adjourned. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote “AGAINST” any such adjournment those proxies to be withheld.

Effect of Abstentions and Broker Non-Votes on Quorum. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present for purposes of determining a quorum. In addition, if a broker or nominee holding shares in “street name” indicates on the proxy that it does not have discretionary authority to vote on any Proposal for a Fund (referred to as a “broker non-vote”), those shares will not be counted as present at the Special Meeting for that Fund for purposes of determining quorum; however, if such broker or nominee has discretionary authority to vote on any one Proposal with respect to a Fund, then those shares will be counted as present at the Special Meeting for that Fund for purposes of determining quorum, even if such broker or nominee submits a broker non-vote on any other Proposal for such Fund.

Effect of Abstentions and Broker Non-Votes on Required Vote. Abstentions will not be treated as votes cast at the Special Meeting. In addition, if a broker or nominee holding shares in “street name” indicates on the proxy that it does not have discretionary authority to vote on the Proposal for a Fund (referred to as a “broker non-vote”), those shares will not be entitled to vote at the Special Meeting for that Fund; however, if such broker or nominee has discretionary authority to vote on any one Proposal with respect to a Fund, then those shares will be entitled to vote at the Special Meeting for that Fund even if such broker or nominee submits a broker non-vote on any other Proposal for such Fund.

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Accordingly, for purposes of determining the approval of the Proposal, abstentions and broker non-votes will have the effect of votes against the Proposal.

Discretionary Voting. If you are a beneficial owner of Fund shares held by a broker-dealer or other intermediary, you may instruct the broker-dealer or other intermediary that holds your shares as to how to vote your shares via the voting instruction form included with this Proxy Statement. All voting instruction forms timely received by the broker-dealer or other intermediary that holds your shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker-dealer or other intermediary with specific voting instructions, then your shares are referred to as “broker non-votes.” The Trust understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The broker-dealer firm, however, cannot vote uninstructed shares on a “non-routine” matter, such as the Proposal, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares. As a result, in order for your vote to be counted on the Proposal, you must submit your voting instruction form to your broker-dealer or other intermediary.

Solicitation of Proxies; Expenses

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers, by the employees or representatives of Day Hagan, or by a proxy soliciting firm retained by the Trust. EQ Fund Solutions will serve as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The proxy solicitor has estimated costs associated with its services to be approximately $90,000; however, costs may vary depending on the number of solicitations made. Such costs will be paid by Day Hagan and Ashton Thomas. The Trusts’ officers, and those employees and representatives of Day Hagan who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON JULY 1, 2025.

This Proxy Statement and other proxy materials are available at: vote.proxyonline.com

GENERAL INFORMATION; MANAGEMENT AND OTHER SERVICE PROVIDERS

Service Providers

Investment Adviser. Day Hagan acts as the investment adviser to each Fund. Day Hagan is located at 1000 South Tamiami Trail, Sarasota, Florida 34236.

Principal Underwriter. Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor for the Funds.

Administrator. Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the administrator, accountant and transfer agent to the Funds.

Management, Legal Administration, and Compliance. MFund Services LLC, located at 36 North New York Avenue, Huntington, New York 11743, provides the Trust with certain management and legal administrative services and compliance services.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm.

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Shareholder Reports

Copies of each Fund’s Annual Report for the fiscal year ended April 30, 2024, and the succeeding unaudited Semi-Annual Report for the six months ended October 31, 2024, has been mailed to shareholders. DHSB commenced operations on February 14, 2025, and has not issued an Annual or Semi-Annual Report to date. This Proxy Statement should be read in conjunction with the Annual Report and Semi-Annual Report for a Fund. You can obtain copies of the Annual Report and Semi-Annual Report of a Fund, without charge, by writing to the Trust at: Strategy Shares, c/o MFund Services LLC, 36 North New York Avenue, Huntington, New York 11743, or calling: 1-800-594-7930. Copies of each Fund’s Annual and Semi-Annual Reports are also available, free of charge, at www.dhfunds.com.

Householding

It is the policy of the Funds to mail only one copy of Fund documents, including this Proxy Statement, to all shareholders who share the same mailing address and share the same last name and have invested in any of the Funds. You are deemed to consent to this policy unless you specifically revoked this policy and requested that separate copies of Fund documents, including proxy statements, be mailed to you. You may request that a separate copy of this Proxy Statement be mailed to you by writing to the Trust at: Strategy Shares, c/o MFund Services LLC, 36 North New York Avenue, Huntington, New York 11743, or calling: 1-800-594-7930.

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APPENDIX A

INVESTMENT ADVISORY AGREEMENT

TO:	Ashton Thomas Private Wealth, LLC 8605 East Raintree Drive Scottsdale, AZ 85260

To Whom It May Concern:

Strategy Shares (the “Trust”) herewith confirms our agreement (this “Agreement”) with Ashton Thomas Private Wealth, LLC (the “Adviser” or “you”).

The Trust has been organized to engage in the business of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

You are registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and have been selected to act as the investment manager of the series of the Trust set forth on the Exhibit 1 to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Exhibit 1 may be amended from time to time to reflect the addition of new series of the Trust to which this Agreement applies, and in each case such series shall be deemed a Fund hereunder.

Accordingly, the Trust and the Adviser, intending to be legally bound, agree as follows as evidenced by the execution of this Agreement.

1.	ADVISORY SERVICES

Subject to the supervision and oversight of the Board of Trustees of the Trust (the “Board”), you will manage the Funds’ assets subject to and in accordance with the investment objective, investment policies and investment restrictions of the Funds and any directions which the Board may issue from time to time. Pursuant to the foregoing, you will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Funds, the portfolio securities to be held or sold by the Funds and the portion of the Funds’ assets to be held uninvested, subject always to the Funds’ investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board may reasonably request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board with respect to the Funds and the appropriate committees of the Board regarding the conduct of the business of the Funds.

For all purposes herein, you shall be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

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2.	USE OF SUB-ADVISERS

You may delegate responsibilities, rights or duties under Sections 1, 5, and 6 of this Agreement to one or more investment advisers registered under the Advisers Act (each, a “Sub-Adviser”). Any such use of a Sub-Adviser must be pursuant to an agreement with you that is approved: (i) by the Board, including a majority of the trustees who are not who parties to the agreement or “interested persons” (as defined in the 1940 Act) of you or the Trust, and (ii) if required under the 1940 Act and relevant SEC exemptions or SEC staff interpretations, by the Funds’ shareholders. You will evaluate and select the Sub-Advisers and will make recommendations to the Board about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Funds’ investment objective, policies and restrictions. In the event that your agreement with any Sub-Adviser is terminated, you shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Board and shareholders, if any is required, is obtained. Notwithstanding any delegation pursuant to this paragraph, you will continue to have overall responsibility for the management and investment of the Funds’ assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Funds. You will also retain sole responsibility for all services described in Sections 1, 5, and 6 of this Agreement and not expressly delegated to one or more Sub-Advisers.

3.	ALLOCATION OF CHARGES AND EXPENSES

During the term of this Agreement, you agree to pay all routine expenses of each Fund, except for the Funds’ advisory fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Funds (such as litigation or reorganizational costs, each of which is paid by the Funds).

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which such Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE ADVISER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of such Fund, paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Trust’s Agreement and Declaration of Trust, dated as of September 1, 2010, as the same may subsequently thereto have been, or subsequently hereto be, amended (“Agreement and Declaration of Trust”) and such Fund’s valuation procedures approved by the Board. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of such Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of such Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of such Fund as last determined (whether during or prior to such month).

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5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Funds, it is understood that you (or the applicable Sub-Adviser(s) retained pursuant to Section 2 above) will have discretion to arrange for the placing, in the name of the Funds, of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the Sub-Adviser), subject to and in accordance with any directions which the Board may issue from time to time. You (or the Sub-Adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the Sub-Adviser) are directed at all times to seek to obtain for the Funds the best qualitative execution under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the Sub-Adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the Sub-Adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which you exercise investment discretion. You may place orders with a broker who charges a commission for that portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the Sub-Adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the Sub- Adviser’s) overall responsibilities with respect to the Funds and to accounts over which you (or the Sub-Adviser) exercise investment discretion. You shall render regular reports to the Trust regarding brokerage and soft dollar trading as may be reasonably requested by management and/or the Board.

A broker’s or dealer’s sale or promotion of the Funds’ shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Funds. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of the Funds’ shares by directing to such broker or dealer (i) the Funds’ portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Funds’ portfolio transactions through such broker or dealer. However, you may place portfolio transactions with brokers or dealers that sell or promote shares of the Funds provided the Board has adopted policies and procedures that comport with Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the 1940 Act, and other applicable law, you (or the Sub-Adviser), any of your (and the Sub-Adviser’s) affiliates or any affiliates of your (or the Sub-Adviser’s) affiliates may retain compensation in connection with effecting the Funds’ portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the Sub-Adviser) give any advice to your clients (or clients of the Sub-Adviser) concerning the shares of the Funds, you (or the Sub-Adviser) will act solely as investment counsel for such client and not in any way on behalf of the Funds.

6.	PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance

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with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption. Within forty-five (45) days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.	SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

The Trust and you acknowledge that all rights to the name “Day Hagan” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in the name of the Fund or Funds or in the name of any class of a Fund. In the event you cease to be the Adviser to the Funds, the Trust’s right to the use of the name “Day Hagan” shall automatically cease on the ninetieth (90th) day following the termination of this Agreement. The Adviser hereby consents to the use of its name and the names of its affiliates in the Funds’ prospectuses, statements of additional information, registration statements or other filings, forms or reports required by applicable law. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Day Hagan” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9.	STANDARD OF CARE, LIMITATION OF LIABILITY AND INDEMNIFICATION

The Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability to the Funds or their shareholders for any damages, expenses or losses in connection with any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, or in connection with any error of judgment or mistake of law, except by reason of willful misfeasance, bad faith or gross negligence on the part of you or any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection

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with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION

The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two)-year term of this Agreement) for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a vote of a majority of the outstanding voting securities of the Funds, as defined under the 1940 Act, or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval (if such meeting is required to be in person under then current positions and interpretations of the 1940 Act by the SEC), and (b) a vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval (if such meeting is required to be in person under then current positions and interpretations of the 1940 Act by the SEC).

This Agreement may, on sixty (60) days’ written notice, be terminated with respect to the Funds, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Funds, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Adviser and the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast at a meeting called for the purpose of voting on such approval, and if required under the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of the Funds, personally, but bind only the trust property of the Funds (and only the property of the Funds), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and will be ratified by the shareholder(s) of the Funds and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.

13.	CUSTODY

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities or other investments of any Fund.

14.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in

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the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

16.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the 1940 Act.

17.	QUESTIONS OF INTERPRETATION

(a)            This Agreement shall be governed by the laws of the State of New York.

(b)            For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)            Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

18.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the designated address of the Trust is 36 North New York Avenue, Huntington, NY 11743. Until further notice to the Trust, the Adviser’s address for notice is 8605 East Raintree Drive, Scottsdale, AZ 85260.

19.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings except in connection with providing information about possible federal securities laws violations to the Securities and Exchange Commission. You agree that, consistent with your Code of Ethics, neither

A-6

you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Funds’ portfolio holdings.

20.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you agree with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract according to its terms.

Yours very truly,

Strategy Shares

Dated: as of [___], 2025	By: ____________________

Print Name: Michael Schoonover

Title: President

ACCEPTANCE:

The foregoing Agreement is hereby accepted and agreed to.

Ashton Thomas Private Wealth, LLC

Dated: as of [___], 2025	By: ____________________

Print Name:

Title:

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Exhibit

Fund	Fee as a Percentage of Average Fund Daily Net Assets	Effective Date
Day Hagan Smart Sector ETF	0.68%	[___], 2025
Day Hagan Smart Sector Fixed Income ETF	0.68%	[___], 2025
Day Hagan Smart Sector International ETF	0.68%	[___], 2025
Day Hagan Smart Buffer ETF	0.65%	[___], 2025

Strategy Shares

By: _____________________

Print Name: Michael Schoonover

Title: President

Ashton Thomas Private Wealth, LLC

By: ________________________

Print Name:

Title:

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (800) 714-3311 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

[Fund Name]

A SERIES OF Strategy Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jennifer Bailey and Lori Jakers each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Strategy Shares (the “Trust”) to be held at the offices of the MFund Services LLC, 36 North New York Avenue, 3rd Floor, Huntington, NY 11743 on July 1, 2025 at 2:00 p.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 714-3311. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 1, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/DayHagan/docs/proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[Fund Name]	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal(s) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

		FOR	AGAINST	ABSTAIN
PROPOSAL(S):

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Ashton Thomas Private Wealth, LLC d.b.a. Day Hagan Asset Management.	¡	¡	¡

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]